CONSENT OF INDEPENDENT AUDITORS




The Trustees and Shareholders
Mentor Funds

     We consent to the use of our report, dated November 20, 1998, incorporated herein by reference.


                              /s/ KPMG LLP

                              KPMG LLP


Boston, Massachusetts
October 14, 1999



                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors and Shareholders
America's Utility Fund, Inc.

     We consent to the use of our report, dated February 12, 1999, incorporated herein by reference.

                                   /s/KPMG LLP

                                   KPMG LLP


Boston, Massachusetts
October 14, 1999